EXHIBIT 99.1
                                  ------------





                              HEIN + ASSOCIATES LLP
                  Certified Public Accountants and Consultants
            Dallas o Houston o Denver o Southern California o Phoenix






July 9, 2003



Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Central Wireless, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 15, 2003. We agree with the statement concerning our Firm in such Form 8-K.


Yours truly,


/s/ Hein + Associates LLP
-------------------------------
    Hein + Associates LLP